                               Quarterly Report
                               October 31, 2000

                             The Italy Fund Inc.

Dear Shareholder:

We are pleased to provide you with the quarterly report for The Italy Fund Inc. ("Fund") for the third fiscal quarter ended October 31, 2000.The Fund continued to provide investors with strong returns when measured over the twelve-month period ended October 31, 2000, though its quarterly performance was not impervious to the dips experienced by the Italian stock market during the past three months.The major Italian market indices posted negative returns for the quarter.The Morgan Stanley Capital International Index ("MSCI Italy"),1 Milan MIBtel 30 Index ("MIBtel 30")2 and the BCI General Index (BCI Index)3 reported negative total returns of 5.20%, 6.53% and 5.48%, respectively.Very much in line with these reported index returns, the portfolio value of the Fund dipped 6.31% for the same period.The table below summarizes the Fund's stock market and portfolio based on net asset value ("NAV")4 average annual return performance for the period ended October 31, 2000.

The Italy Fund Inc.

Total Returns for the Period Ended October 31, 2000

                            Market Price             NAV
                            ------------             ---
          Nine Months          10.76%                9.07%
          One Year             49.64                42.59
          Three Years          34.60                28.83
          Five Years           26.03                24.95
          Ten Years            10.99                 9.86

The Italian Economy

Like most other economies, the Italian economy continues to feel the pinch of higher oil prices and has been further squeezed by higher interest rates.The annual rate of inflation seems to have stabilized around 2.6% but may edge somewhat higher as a result of price increases in transportation and higher tariffs. Most price increases are on items directly related to oil, but some price pressures are seeping through to other consumer goods.The price of a tazzini di cafe (cup of coffee), a reference for many Italian consumers similar to the baguette in France, rose in September 2000 for

----------
 1 The MSCI Italy is comprised of 50 companies traded on the Milan Stock
   Exchange. Please note an investor cannot invest directly in an index.

 2 The MIBtel 30 is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market cap. Please note an investor cannot invest directly in an index.

 3 The BCI Index is comprised of 296 companies traded on the Milan Stock
   Exchange. Please note an investor cannot invest directly in an index.

 4 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding.The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market price as determined by supply and demand.

the first time in many years.This event was widely reported in the Italian press, sometimes even with alarmist overtones.Although this may temporarily dent consumer confidence, the longer-term vitality of the Italian consumer is not likely to suffer. Job creation data has been reassuring and, along with action by the government to cut fiscal pressures, has led us to believe that consumer spending is likely to become a driving force behind strong economic growth in 2001 and 2002.

This gap between the performance of the consumer and business sectors has been the weak spot in the Italian economy.While the consumer has been somewhat reticent, the business sector continues to perform well. Statistics show that industrial production continues to grow, and that there is room for expansion in both the number of orders and inventory levels. Domestic and external conditions remain largely supportive of a stabilization of growth at a relatively high level.

The Italian Stock Market and Portfolio Update

Within the context of volatile stock markets around the globe, the Italian stock market continues to stand out as one of the best-performing.The majority of the market's gains were realized during the telecommunications, media and technology ("TMT") euphoria earlier this year, while the strong showing of financial firms following the reversal of fortunes among the TMTs helped to preserve some of the market's gains.

Since we last reported to you in July, we made two significant changes in portfolio allocation.We reduced the portfolio's allocation of TMT stocks to 24% from 40%, and increased the portfolio's allocation to bank stocks to 26% from 21% at the end of the previous fiscal reporting period.At the end of the third quarter, the portfolio's largest allocations were in banking and TMT, as previously reported, and the paper & printing, energy and insurance sectors.

Among specific holdings, we sold Generali, which accounted for 5.9% of the portfolio, as we considered the outlook for Alleanza Assicurazioni S.p.A. and Bayerische Vita S.p.A. more promising within the insurance sector.We also eliminated Industrie Natuzzi S.p.A. as well as Ducati Motor Holding S.p.A.; both positions were small (approximately 1%) and neither had performed up to expectations. In order to raise cash for the tender offer that concluded on September 5, 2000, we trimmed all positions by 10% to 25%. (As reported to you in the semi-annual report dated July 31, 2000, the Fund conducted a tender offer for up to 25% of the Fund's shares.) During the past quarter we initiated a small position in UniCredito Italiano S.p.A. as bank shares seem to attract more interest.

On September 12, 2000, following the conclusion of the tender offer, the Board of Directors approved the reinstatement of the Fund's active share repurchase program.This repurchase program adds liquidity to the market for the benefit of investors who wish to sell their shares, while benefiting long-term shareholders by increasing the Fund's net asset value per share. For the period from September 12, 2000 (date of reinstatement) through October 31, 2000, the Fund repurchased 42,100 of shares of stock trading on the New York Stock Exchange at a cost of $712,367. Since the repurchase program began in October 1998, the Fund has repurchased and retired 1,490,475 shares at a cost of over $23 million and has increased the Fund's NAV by $0.48 cents per share.

We conclude this quarter's letter with an affirmation of our enthusiasm for the investment potential offered by the Italian stock market.Among European markets, Italy has led the way in requirements for greater disclosure of information (mandatory quarterly reporting) and companies are increasingly adopting polices geared at enhancing stockholder value. Italy's investment culture is becoming stock oriented; stock options and buy-ins are becoming more common in the corporate environment; and private individuals are joining the investment ranks either through direct purchase of stock or equity mutual funds. Finally, the euro5 has been substantially undervalued for too long and a rebound is likely to be on the horizon. And while no guarantees can be made, the sum of these factors makes us believe that the Italian stock market offers considerably greater value versus its peers. We look forward to reporting to you in the Fund's annual report.

Sincerely,

/s/ Heath B. McLendon                   /s/ Mario d'Urso

Heath B. McLendon                        Mario d'Urso
Chairman                                 President

/s/ Rein W. van der Does

Rein W. van der Does
Vice President and Investment Officer

November 22, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 and 6 for a list and percentage breakdown of the Fund's holdings.Also, please note any discussion of the Fund's holdings is as of October 31, 2000 and is subject to change.

-------------
 5 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands,Austria, Portugal and Finland on January 1, 1999.

                                                                          [LOGO]

The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
October 31, 2000 (unaudited)


                                  [PIE CHART]

Telecommunications - Wireless 12%               1% Repurchase Agreement

                                                1% Automotive

                                                27% Banking

Telecommunications - Telephone 13%               3% Construction

Media Group 11%                                  5% Consumer Cyclical Textiles

Miscellaneous 0%**                               5% Consumer Staples - Food

Insurance 10%                                    1% Consumer Staples - Retail

                                                 1% Engineering

                                                 3% Energy Exploration

                                                 7% Energy - International


BCI General Index Sectorial Structure
--------------------------------------------------------------------------------
October 31, 2000 (unaudited)

                                  [PIE CHART]

Miscellaneous 6%

Textiles 1%

Utilities 11%                   2% Automotive

                                24% Banking

Telecommunications 35%           9% Energy

Paper & Printing 4%

Insurance 8%


*    As a percentage of total investments.
**   Represents less than 1% of total investments.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.
Schedule of Investments
October 31, 2000 (unaudited)
--------------------------------------------------------------------------------

  Shares                                Security                         Value
--------------------------------------------------------------------------------

COMMON STOCK -- 100%

Automotive -- 0.9%
  116,563     Brembo S.p.A. ......................................  $  1,034,519
                                                                    ------------
Banking -- 27.4%
  630,000     Banca Fideuram S.p.A. ..............................     9,718,596
  630,000     Banca Popolare di Milano ...........................     3,930,158
1,080,000     BIPOP - Carire S.p.A. ..............................     8,531,616
  450,000     San Paolo - IMI S.p.A. .............................     7,246,991
  300,000     UniCredito Italiano S.p.A. .........................     1,535,854
                                                                    ------------
                                                                      30,963,215
                                                                    ------------
Construction -- 3.1%
  750,000     Buzzi Unicem S.p.A. di Risp NC++. ..................     3,477,284
                                                                    ------------
Consumer Cyclical Textiles -- 5.2%
   60,000     Gucci Group N.V. - NY Registered Shares ............     5,865,000
                                                                    ------------
Consumer Staples - Food -- 4.8%
  490,027     Autogrill S.p.A.+ ..................................     5,411,978
                                                                    ------------
Consumer Staples - Retail -- 0.9%
  109,750     Recordati S.p.A. di Risp NC++. .....................     1,041,965
                                                                    ------------
Energy Exploration -- 3.4%
  720,000     Saipem S.p.A. ......................................     3,826,411
                                                                    ------------
Energy - International -- 6.9%
1,440,000     ENI S.p.A.+. .......................................     7,762,672
                                                                    ------------
Engineering -- 1.0%
  140,000     Danieli & Co. S.p.A. ...............................       618,715
  200,000     Danieli & Co. di Risp NC++. ........................       441,431
                                                                    ------------
                                                                       1,060,146
                                                                    ------------
Insurance -- 9.8%
  444,999     Alleanza Assicurazioni S.p.A.+. ....................     5,940,612
  450,000     Bayerische Vita S.p.A. .............................     5,149,178
                                                                    ------------
                                                                      11,089,790
                                                                    ------------

See Notes to Financial Statements.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.
Schedule of Investments
October 31, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                Security                         Value
--------------------------------------------------------------------------------

Media Group -- 11.2%
  363,316   Gruppo Editoriale L'Espresso S.p.A.+. .................  $ 3,969,442
  360,000   Mediaset S.p.A. .......................................    5,226,988
1,246,000   Seat - Pagine Gialle S.p.A.+ ..........................    3,390,117
                                                                    ------------
                                                                      12,586,547
                                                                    ------------
Miscellaneous -- 0.1%
    4,220  ETF Group* .............................................      135,350
                                                                    ------------
Telecommunications - Telephone -- 13.1%
  810,000  Telecom Italia S.p.A.+ .................................    9,378,369
  990,000  Telecom Italia S.p.A. di Risp NC+++ ....................    5,393,897
                                                                    ------------
                                                                      14,772,266
                                                                    ------------
Telecommunications - Wireless -- 11.7%
  990,000  Telecom Italia Mobile S.p.A.+ ..........................    8,466,774
  900,000  Telecom Italia MobileS.p.A.di Risp NC++ ................    4,786,828
                                                                    ------------
                                                                      13,253,602
                                                                    ------------
           TOTAL COMMON STOCK
           (Cost -- $65,485,151 ...................................  112,280,745
                                                                    ------------
    Face
   Amount
-----------
REPURCHASE AGREEMENT -- 0.5%

$ 600,000   CIBC Wood Gundy Securities Inc.,6.470% due
              11/1/00; Proceeds at maturity -- $600,108;
              (Fully collateralized by U.S.Treasury Notes,
              6.500% due 8/31/01; Market value $612,236)
              (Cost -- $600,000) ..................................      600,000
                                                                    ------------
            TOTAL INVESTMENTS -- 100%
            (Cost-- $66,085,151**) ...............................  $112,880,745
                                                                    ============
___________
 +  All or a portion of this security is on loan (See Note 6).
++  Risp NC - Risparmio Non-Convertible (non-covertible savings shares).
 * Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
**  Aggregate cost for Federal income tax purposes is substantially the same.


See Notes to Financial Statements.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.
Statement of Assets and Liabilities
October 31, 2000 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $66,085,151) ......................$ 112,880,745
Collateral for securities on loan (Note 6) ......................    24,170,845
Foreign currency, at value (Cost -- $2,298,755) ...................   2,231,356
Receivable for securities sold ...................................      704,346
Dividends and interest receivable ................................      119,994
                                                                   ------------
Total Assets .....................................................  140,107,286
                                                                   ------------

LIABILITIES:
Payable for securities on loan (Note 6) ..........................   24,170,845
Management fees payable ..........................................       89,536
Payable to bank ..................................................       12,181
Accrued expenses .................................................       19,013
                                                                   -------------
Total Liabilities ................................................   24,291,575
                                                                   -------------
Total Net Assets ................................................. $115,815,711
                                                                   -------------
NET ASSETS:
Par value of capital shares ...................................... $     59,997
Capital paid in excess of par value ..............................   30,868,676
Overdistributed net investment income ............................     (434,314)
Accumulated net realized gain from security transactions .........   38,603,421
Net unrealized appreciation of investments and foreign
  currencies .....................................................   46,717,931
                                                                   ============
Total Net Assets
(Equivalent to $19.30 a share on 5,999,735 shares of $0.01
par value outstanding; 20,000,000 shares authorized) ............  $115,815,711
                                                                   ============


See Notes to Financial Statements.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.
Statement of Operations
For the Nine Months Ended October 31, 2000 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ........................................................ $  2,811,970
Interest .........................................................      358,699
Less: Foreign withholding tax ....................................     (377,090)
                                                                   ------------
Total Investment Income ..........................................    2,793,579
                                                                   ------------
EXPENSES:
Management fees (Note 2) .........................................      923,279
Administration fees (Note 2) .....................................      246,208
Custody ..........................................................       92,083
Audit and legal ..................................................       66,628
Directors' fees ..................................................       65,354
Shareholder communications .......................................       42,297
Shareholder and system servicing fees ............................       35,935
Pricing service fees .............................................          225
Other ............................................................       11,772
                                                                   ------------
Total Expenses ...................................................    1,483,781
                                                                   ------------
Net Investment Income ............................................    1,309,798
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
  Security transactions (excluding short-term securities) ........   38,593,653
  Foreign currency transactions ..................................   (1,552,554)
                                                                   ------------
Net Realized Gain ................................................   37,041,099
                                                                   ------------
Change in Net Unrealized Appreciation of Investments
and Foreign Currencies:
  Beginning of period ............................................   70,793,392
  End of period ..................................................   46,717,931
                                                                   ------------
Decrease in Net Unrealized Appreciation ..........................  (24,075,461)
                                                                   ------------
Net Gain on Investments and Foreign Currencies ...................   12,965,638
                                                                   ------------
Increase in Net Assets From Operations ........................... $ 14,275,436
                                                                   ============

See Notes to Financial Statements.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Nine Months Ended October 31, 2000 (unaudited) and the Year Ended January 31, 2000

--------------------------------------------------------------------------------

                                                                                  October 31      January 31
                                                                                --------------  --------------
OPERATIONS:
Net investment income.........................................................  $   1,309,798   $   1,049,168
Net realized gain.............................................................     37,041,099      31,648,704
Increase (decrease) in net unrealized appreciation............................    (24,075,461)        948,607
                                                                                --------------  --------------
Increase in Net Assets From Operations........................................    14,275,436      33,646,479
                                                                                --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................................................     (1,849,433)     (2,060,542)
Net realized gains............................................................    (10,421,880)    (24,858,556)
                                                                                --------------  --------------
Decrease in Net Assets From
     Distributions to Shareholders............................................    (12,271,313)    (26,919,098)
                                                                                --------------  --------------
FUND SHARE TRANSACTIONS (NOTE 7):
Treasury stock acquired.......................................................     (6,505,589)    (13,678,215)
Tender offer (includes expenses of $95,722)...................................    (40,413,689)             --
                                                                                --------------  --------------
Decrease in Net Assets From
     Fund Share Transactions..................................................    (46,919,278)    (13,678,215)
                                                                                --------------  --------------
Decrease in Net Assets........................................................    (44,915,155)     (6,950,834)

NET ASSETS:
Beginning of period...........................................................    160,730,866     167,681,700
                                                                                --------------  --------------
End of period*................................................................  $ 115,815,711   $ 160,730,866
                                                                                ==============  ==============
* Includes undistributed (overdistributed)
   net investment income of:..................................................  $    (434,314)  $   1,668,382
                                                                                ==============  ==============

See Notes to Financial Statements.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------


1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars.All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.At January 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized

                                                                   [LOGO OF ITA]

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk.These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund.The Fund pays SSBC a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services.This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH. For the nine months ended October 31, 2000, SSB received no brokerage commissions.

3. Investments

During the nine months ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases..............................................  $35,504,871
                                                         ===========
Sales..................................................  $94,967,149
                                                         ===========

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation..........................  $47,210,218
Gross unrealized depreciation..........................     (414,624)
                                                         -----------
Net unrealized appreciation............................  $46,795,594
                                                         ===========

                                                                   [LOGO OF ITA]

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security.The table below shows the security valued by the Fund's Board of Directors:

             Number of   Acquisition    10/31/00   Value Per   Percentage of
Security       Shares       Date       Fair Value     Unit      Net Assets       Cost
--------     ---------   -----------   ----------  ----------  -------------   --------
ETF Group      4,220      3/13/2000      $135,350    $32.07       0.12%        $297,774

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collaterized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned.The custodian establishes and maintains the collateral in a segregated account.The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Fund had loaned common stocks which were collateralized by cash.The market value for the securities on loan for the Fund was $22,996,793.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


At October 31, 2000, the cash collateral received for these securities on loan was invested as follows:

Security Description                                                          Value
===================================================================================
Time Deposits:
   Banco Santander, London, 6.66% due 11/1/00                         $  1,194,134
   Bank of Austria, 6.66% due 11/1/00                                    1,194,134
   Bank of Ireland, 6.69% due 11/1/00                                    1,194,134
   Banque Bruxelles Lambert London, 6.66% due 11/1/00                    1,194,134
   Barclays Bank PLC, 6.66% due 11/1/00                                  1,194,134
   Caisse de Depots et Consign, Paris, 6.66% due 11/1/00                 1,194,134
   Firstar Bank, 6.66% due 11/1/00                                       1,197,566
   Nordeutsche Landesbank G.C., Singapore, 6.66% due 11/1/00             1,194,134
   Toronto Dominion, London, 6.66% due 11/1/00                           1,194,134
   Wells Fargo Bank, Minnesota, 6.66% due 11/1/00                        1,197,566
Commercial Paper:

   Associates Corp. of North America, 6.65% due 11/1/00                  1,193,914
   General Electric Credit, 6.66% due 11/1/00                            1,197,344
   UBS Finance, Inc., 6.65% due 11/1/00                                  1,193,914
Repurchase Agreements:

   Bear Stearns, 6.68% due 11/1/00                                       2,296,206
   CS First Boston Corp., 6.68% due 11/1/00                              2,573,565
   J.P. Morgan Securities, 6.70% due 11/1/00                             1,194,134
   Morgan Stanley, 6.61% due 11/1/00                                     2,573,565
----------------------------------------------------------------------------------
Total                                                                 $ 24,170,846
==================================================================================

Income earned by the Fund from securities loaned for the nine months ended October 31, 2000 was $212,051.

7. Capital Stock

At October 31, 2000, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased 1,490,475 shares with a total cost of $23,579,048. For the nine months ended October 31, 2000, the Fund has repurchased 340,100 shares with a total cost of $6,505,589.

In addition for the nine months ended October 31,2000, the Fund repurchased 2,012,879 shares through a tender offer amounting to $40,413,689 (including expenses of $95,722).

                                                                   [LOGO OF ITA]

The Italy Fund Inc.
Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, except where noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                      2000/(1)/(2)/      2000        1999         1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period.............................      $ 19.24       $  18.09    $  14.49    $  11.94    $   9.56    $   9.82
                                                         -------       --------    --------    --------    --------    --------
Income (Loss) From Operations:
   Net investment income...........................         0.17           0.12        0.17        0.07        0.10        0.15
   Net realized and unrealized gain (loss).........         1.18           3.94        3.82        2.50        2.52       (0.39)
                                                         -------       --------    --------    --------    --------    --------
Total Income (Loss) From Operations................         1.35           4.06        3.99        2.57        2.62       (0.24)
                                                         -------       --------    --------    --------    --------    --------
Gain From Repurchase of Treasury Stock.............         0.14           0.27        0.07          --          --          --
                                                         -------       --------    --------    --------    --------    --------
Gain on Tender Offer...............................         0.09             --          --          --          --          --
                                                         -------       --------    --------    --------    --------    --------
Less Distributions From:
   Net investment income...........................        (0.23)         (0.24)      (0.20)      (0.02)      (0.24)      (0.02)
   Net realized gains..............................        (1.29)         (2.94)      (0.26)         --          --          --
                                                         -------       --------    --------    --------    --------    --------
Total Distributions................................        (1.52)         (3.18)      (0.46)      (0.02)      (0.24)      (0.02)
                                                         -------       --------    --------    --------    --------    --------
Net Asset Value, End of Period.....................      $ 19.30       $  19.24    $  18.09    $  14.49    $  11.94    $   9.56
                                                         =======       ========    ========    ========    ========    ========
Market Value, End of Period........................      $ 17.00       $ 16.688    $ 14.938    $ 12.125    $ 10.000    $  8.250
                                                         =======       ========    ========    ========    ========    ========
Total Return, Based on Market Value (3)............        10.76%++       35.61%      26.96%      21.53%      24.49%      (5.51)%
                                                         =======       ========    ========    ========    ========    ========
Total Return, Based on
   Net Asset Value (3).............................         9.07%++       29.10%      28.66%      21.59%      28.27%      (2.43)%
                                                         =======       ========    ========    ========    ========    ========
Net Assets, End of Period (000's)..................      $15,856       $160,731    $167,682    $137,712    $113,433    $ 90,841
                                                         =======       ========    ========    ========    ========    ========
Ratios to Average Net Assets:
   Net investment income...........................         1.07%+         0.68%       0.58%       0.61%       0.97%       1.12%
   Expenses (4)....................................         1.21+          1.23        1.22        1.29        1.42        1.42
Portfolio Turnover Rate............................           23%            28%         22%         16%         47%         58%

_______
(1)  For the nine months ended October 31, 2000 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                                                                   [LOGO OF ITA]

The Italy Fund Inc.
Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                                    Net Increase
                                                                           Net Realized            (Decrease) in
                           Investment            Net Investment           and Unrealized             Net Assets
                          Income (Loss)           Income (Loss)             Gain (Loss)           From Operations
                      ---------------------   ---------------------   ----------------------   ----------------------
                                      Per                     Per                      Per                      Per
Quarter Ended            Total       Share       Total       Share       Total        Share       Total        Share
                      -----------   -------   -----------   -------   ------------   -------   ------------   -------
April 30, 1998.....   $   146,182   $  0.02   $  (326,512)  $ (0.03)  $ 25,944,182   $  2.73   $ 25,617,670    $ 2.70
July 31, 1998......     2,658,231      0.28     2,148,071      0.23      5,682,751      0.60      7,830,822      0.83
October 31, 1998...       207,822      0.02      (255,194)    (0.03)   (17,814,957)    (1.87)   (18,070,151)    (1.90)
January 31, 1999...      (102,909)    (0.01)     (628,555)    (0.07)    22,888,424      2.47     22,259,869      2.40
April 30, 1999.....       194,353      0.02      (289,898)    (0.03)    (2,892,195)    (0.33)    (3,182,093)    (0.36)
July 31, 1999......     2,483,951      0.29     2,020,175      0.23     (3,929,497)    (0.46)    (1,909,322)    (0.22)
October 31, 1999...        59,189      0.01      (392,546)    (0.05)      (373,073)    (0.04)      (765,619)    (0.09)
January 31, 2000...       203,844      0.02      (288,563)    (0.03)    39,792,076      4.76     39,503,513      4.73
April 30, 2000.....       757,114      0.09       225,691      0.03     13,125,426      1.62     13,351,117      1.65
July 31, 2000......     1,870,965      0.23     1,353,674      0.17      8,589,820      1.07      9,943,494      1.23
October 31, 2000...       165,500      0.03      (269,567)    (0.04)    (8,749,608)    (1.46)    (9,019,175)    (1.50)

                                                                          [LOGO]
The Italy Fund Inc.
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 10, 2000, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   The election of two Directors of the Fund for a three-year period;

     2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year; and

     3. Consideration of a non-binding shareholder recommendation that the Board of Directors take steps to convert the Fund to an open-end structure.

The results of the vote on Proposal 1 were as follows:

                              Shares                    % of Shares
Directors*                   Votes For                   Voted For
----------------------------------------------------------------------
Paolo M. Cucchi              2,370,885                    41.36%
Mario D'Urso                 2,372,271                    41.38%
Phillip Goldstein            3,316,429                    57.85%
Glenn Goodstein              3,316,429                    57.85%
----------------------------------------------------------------------
 *The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paul Hardin, George M. Pavia and Heath B. McLendon.


The results of the vote on Proposal 2 were as follows:

    Shares         % of          Shares           % of         Shares          % of
   Voted For   Shares Voted   Votes Against   Shares Voted   Abstained   Shares Abstained
-----------------------------------------------------------------------------------------
   4,682,726      81.69%         450,927         7.87%        598,830         10.44%
-----------------------------------------------------------------------------------------


The results of the vote on Proposal 3 were as follows:

     Shares         % of          Shares          % of       Shares          % of
   Voted For    Shares Voted  Votes Against  Shares Voted  Abstained   Shares Abstained
-----------------------------------------------------------------------------------------
   3,758,374        65.56%      1,933,341         33.73%     40,768          0.71%
-----------------------------------------------------------------------------------------

                                                                          [LOGO]

The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions.Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or (b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

                                                                          [LOGO]
The Italy Fund Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                        ______________________________

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                                                          [LOGO]

The Italy Fund Inc.
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND                      OFFICERS
ADMINISTRATOR
                                            Heath B. McLendon
SSB Citi Fund Management LLC                Chairman
388 Greenwich Street
New York, New York 10013                    Mario d'Urso
                                            President

                                            Lewis E. Daidone
ADVISORY BOARD                              Senior Vice President and Treasurer

Pierre Henchoz                              Rein W. van der Does
                                            Vice President and Investment
                                            Officer

                                            Irving P. David
DIRECTORS                                   Controller

Phillip Goldstein
Glenn Goodstein                             Christina T. Sydor
Dr. Paul R. Hardin                          Secretary
Heath B. McLendon
George M. Pavia
James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

________________________________________________________________________________

This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
________________________________________________________________________________
________________________________________________________________________________
Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
________________________________________________________________________________

                              The Italy Fund Inc.

                             388 Greenwich Street
                            NewYork, NewYork 10013
                                (212) 816-6082
                                 FD01045 12/00